April 1, 2014
INVESTOR PRESENTATION
LISTING UPDATE
FS Investment Corporation
Exhibit 99.3
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Important considerations

An investment in the common stock of FS Investment Corporation (FSIC, we or us) involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our Forms 10-Q and 10-K filings entitled “Risk Factors” and in our other public filings before deciding to invest in shares of our common stock.
of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of
FSIC.  The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials (the Tender
Materials) that FSIC intends to distribute to its stockholders and file with the Securities and Exchange Commission (SEC).  The full details of the tender offer, including complete instructions on how to tender shares of common stock, will be included in the
Tender Materials, which FSIC will distribute to stockholders and file with the SEC upon the commencement of the tender offer.
Stockholders are urged to carefully read the Tender Materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the Tender Materials that FSIC files with the SEC at the SEC’s website at: www.sec.gov or by calling the information agent who will be identified in the
Tender Materials.  In addition, stockholders may obtain free copies of FSIC’s filings with the SEC from FSIC’s website at:
www.fsinvestmentcorp.com or by contacting FSIC at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104 or by phone at (877) 628-8575.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
A lack of liquidity in certain of our investments may adversely affect our business.
We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements because they relate to future events or the future performance or financial condition of FSIC. The forward-looking statements contained in this presentation may include statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our current and expected financings and investments; the adequacy of our cash resources, financing sources and working capital;
the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with FB Income Advisor, LLC (FB Advisor), FS Investment Advisor, LLC, FS Energy and Power Fund,
FSIC II Advisor, LLC, FS Investment Corporation II, GSO / Blackstone Debt Funds Management LLC or any of their respective affiliates; the dependence of our future success on the general economy and its effect on the industries in which we may invest; our use of financial leverage; the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments; the ability of FB Advisor or its affiliates to attract and retain highly talented professionals; our ability to maintain our qualification as a regulated investment company (RIC) and as a business development company (BDC); the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; the effect of changes to tax legislation and our tax position; the tax status of the enterprises in which we invest; our ability to complete the listing of our shares of common stock on the New York Stock Exchange LLC (NYSE); our ability to complete the related tender offer; and the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. Factors that could cause actual results to differ materially include:
changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
future changes in laws or regulations and conditions in our operating areas.
We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we have filed and may file in the future with the Securities and Exchange Commission (SEC), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of FSIC’s common stock and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. FSIC does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Phase 1 Phase 2 Phase 3
The Franklin Square BDC model

FSIC
LAUNCHES
2009 2010 2011 2012 2013
April 2014
COMPLETES
OFFERING
POTENTIAL
LISTING
Build portfolio
• Raised $2.6 billion in equity capital
• Advantageously used continuous offering model
to deploy capital over multi-year period
• Continued transition to
direct originations
• Optimized portfolio and
leverage facilities
• Increased distribution
rate
• List when market
conditions are
favorable
• Provide new
investors access to
FSIC’s scale and
origination platform
Maximize value
Prepare for listing

Why Franklin Square’s model is unique

INITIAL PORTFOLIO SIZES OF RECENT BDC IPOs AND THE PROPOSED FSIC LISTING
1
1 Source: Public filings. Dollar amounts shown are in millions. The initial portfolio for FSIC is based on the fair value of investments as of February 28, 2014. The initial portfolio for the other BDCs shown based on the respective fair values of investments pro forma for the respective BDC’s initial public offering.
•
Scale provides competitive advantage for originations
•
Experienced management team
•
Fully-invested portfolio
$378.9
$67.5
$194.4 $187.8 $198.1
$210.5
$41.5
$0.0
$326.3
$197.4
$132.9
$123.6
$4,141.8
TCP Capital Monroe
Capital
Corp.
Stellus
Capital
Investment
Corp.
OFS Capital
Corp.
WhiteHorse
Finance, Inc.
Garrison
Capital
Harvest
Capital
Credit Corp.
Fifth Street
Senior
Floating
Rate Corp.
Capitala
Finance
Corp.
American
Capital
Senior
Floating, Ltd.
CM Finance
Inc.
TriplePoint
Venture
Growth
FS
Investment
Corp.
4/4/2012 10/24/2012 11/7/2012 11/7/2012 12/4/2012 3/26/2013 5/2/2013 7/11/2013 9/25/2013 1/15/2014 2/5/2014 3/6/2014 Apr-14

• LEADING MANAGER OF
ALTERNATIVE INVESTMENTS
• LEADING FRANCHISES in credit,
private equity, real estate, hedge fund
solutions and financial advisory
• BRAND AND SCALE provides
exceptional access
• BLACKSTONE’S GROUP
PURCHASING ORGANIZATION
available to FSIC portfolio companies
• LEADING MANAGER OF
ALTERNATIVE CREDIT focused on
non-investment grade corporate debt
• GLOBAL PRESENCE with over 250
employees
• INVESTMENTS IN MORE THAN
1,100 corporate credits
• $17.9 BILLION in directly originated
transactions
• LARGEST MANAGER OF BDCs
• 60 BDC PROFESSIONALS
• SCALE allows for one-stop financing
solutions and low cost structure
• 310 PORTFOLIO COMPANIES
across entire BDC platform
Platform provides a competitive advantage
SCALE BRAND
INVESTMENT
EXPERTISE
COMPETITIVE
ADVANTAGE
6
1
2
3
2
2
2
Based on total balance sheet assets as of December 31, 2013. Includes the assets of FSIC, FS Investment Corporation II (FSIC II) and FS Energy & Power Fund (FSEP).
As of December 31, 2013.
Includes portfolio companies of FSIC, FSIC II and FSEP as of December 31, 2013.
1
2
3

FSIC’s Size Makes It an Immediately Relevant BDC
TOTAL ASSETS AND BOOK EQUITY OF SELECT BDCs
3rd largest
EXTERNALLY MANAGED BDC
2
7
2
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
ARCC PSEC FSIC AINV FSC SLRC BKCC GBDC PNNT NMFC TICC
1
Total assets and book equity of the ten largest externally managed BDCs by total assets. ARCC: Ares Capital Corporation; PSEC: Prospect Capital Corporation; FSIC: FS Investment Corporation; AINV: Apollo
Investment Corporation; FSC: Fifth Street Finance Corp.; SLRC: Solar Capital Ltd.; BKCC: BlackRock Kelso Capital Corp.; GBDC: Golub Capital BDC, Inc.; PNNT: PennantPark Investment Corporation; NMFC: New Mountain
Finance Corporation; TICC: TICC Capital Corp.
2
Total assets and book equity shown in millions as of February 28, 2014 for FSIC. Total assets and book equity shown in millions as of December 31, 2013 for ARCC, PSEC, AINV, FSC, SLRC, BKCC, GBDC, PNNT, NMFC and
TICC.
1
Total Assets (in millions)
Total Book Equity (in millions)

GREATER THAN 80% SENIOR DEBT:
Average distribution rate  : 8.93%
Average premium to NAV
: 5%
LESS THAN 80% SENIOR DEBT:
Average distribution rate  :  10.43%
Average discount to NAV  : 1%
Senior debt = premium pricing
% SENIOR DEBT
8
80%
96%
92%
85%
83%
81%
75%
69%
62%
60%
51%
41%
0%
25%
50%
75%
100%
GBDC NMFC ARCC FSIC FSC PSEC TICC BKCC PNNT AINV SLRC
1
2
3
2
3
1
Senior debt includes first lien senior secured loans, second lien senior secured loans and senior secured bonds. ARCC senior debt includes Subordinated Certificates of the Senior Secured Loan Program. GBDC senior debt includes GBDC’s Senior Loan Facility. Senior debt based on fair value as of February 28, 2014 for FSIC. Senior debt based on fair value as of December 31, 2013 for GBDC, NMFC, ARCC, FSC, PSEC, TICC,
BKCC, PNNT, AINV and SLRC. Sourced from public filings.
2
Distributions rates based on each BDC’s last declared regular cash distribution and share price data as of March 31, 2014.
3
Average premium and discount to NAV based on each BDC’s last declared NAV and share price data as of March 31, 2014. There can be no assurance that FSIC will trade at a premium to NAV if FSIC lists its shares.
FSIC’s actual share price upon any listing could be significantly higher or lower than values shown.

BDC valuations and implied FSIC share price
PREMIUM TO NAV
3
1 Premiums of the ten largest externally managed BDCs based on total assets. Share price data as of March 31, 2014 and each BDC’s last reported NAV as reported in public filings. There can be no assurance that FSIC will trade at a premium to  NAV if FSIC lists its shares. FSIC’s actual share price upon any listing could be significantly higher or lower than values shown.
2 Based on FSIC’s last reported NAV per share of $10.27 as of February 28, 2014.
3 Peer group includes GBDC, ARCC, NMFC and FSC.
9
Implied FSIC
share price
PEER AVERAGE
AVERAGE
FSC
BKCC
SLRC
AINV
TICC
PSEC
NMFC
PNNT
ARCC
GBDC
1.05x
1.01x
0.96x
0.96x
0.97x
0.97x
0.99x
1.01x
1.01x
1.02x
1.07x
1.17x
0.90x 0.95x 1.00x 1.05x 1.10x 1.15x 1.20x 1.25x 1.30x
$12.02
$10.99
$10.48
$10.37
$10.37
$10.17
$9.96
$9.96
$9.86
$9.86
$10.78
$10.37
(as of March 31, 2014)
1
2

How FSIC continues to add value

8.25%
target annualized
distribution rate
At listing After listing
+
$0.20
special cash
distributions
1
Target annualized distribution rate based on FSIC’s monthly distribution per share of $0.07425 declared in April 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC’s common stock at or following the time of listing.  There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower.  Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
2
On March 31, 2014, FSIC’s board of directors expressed its intent to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively.
1
2

FSIC is an income solution

DISTRIBUTION YIELDS ACROSS ASSET CLASSES
1
Target annualized distribution rate based on FSIC’s monthly distribution per share of $0.07425 declared in April 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC’s common stock at or following the time of listing.  There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower.  Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
2
Dow Jones Dividend Index represented by the iShares Dow Jones Select Dividend ETF (DVY), Treasury Inflation Protected Securities represented by the iShares Barclays TIPS Bond ETF (TIP), High Yield Bonds
represented by the iShares iBoxx $ High Yield Corporate Bond ETF (HYG), Syndicated Bank Loans represented by the PowerShares Senior Loan Portfolio ETF (BKLN), Investment  Grade Bonds represented by the
iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), MLPs represented by the ALPS Alerian MLP ETF (AMLP) and REITs represented by the Vanguard REIT Index ETF (VNQ). Distribution yields as of
March 31, 2014. This data is for illustrative purposes only.
FSIC
Traditional
investment
options
Fixed income
options
Other income
alternatives
8.25%
3.29%
1.13%
5.89%
3.99%
3.55%
6.30%
2.57%
FSIC Dow Jones
Dividend Index
Treasury
Inflation
Protected
Securities
High-yield
bonds
Syndicated
bank loans
Investment
grade bonds
MLPs REITs
1
2
2
2

FSIC's value proposition

PROVEN
STRATEGY
PROVEN
PORTFOLIO
PROVEN
PERFORMANCE
110%
cumulative
total return
8.25%
target annualized
distribution rate
16.0%
average annual
GAAP return
• Direct originations
• Distributions paid from net investment income and capital gains
• Fully ramped portfolio
• Invest primarily in senior secured, floating rate loans of U.S. private companies
• Generate income and capital appreciation
PROVEN
MANAGEMENT
1 2
2
3
3
1
Target annualized distribution rate based on FSIC’s monthly distribution of $0.07425 per share declared in April 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC’s common stock at or following the time of listing.  There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower.  Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
2
Cumulative and average annual GAAP returns since inception through the quarter ended December 31, 2013. These returns are calculated in accordance with GAAP using NAV performance and cash distributions declared during the relevant period and represent the return on the fund’s investment portfolio rather than an actual return to stockholders. Past performance is not indicative of future results.
3
As of December 31, 2013.

FSIC listing details

TICKER FSIC
EVENT Listing shares on the NYSE
ANTICIPATED TIMING April 16, 2014
STOCKHOLDER LOCK-
UP
None; fully tradable at listing
MANAGEMENT LOCK-
UP
Expected for 180 days post listing
POST-LISTING TENDER Up to $250 million tender at expected listing
POTENTIAL POST-
TENDER SHARE
PURCHASES
CURRENT ANNUALIZED
DISTRIBUTION
$0.891 per share
SPECIAL CASH
DISTRIBUTIONS
$0.10 per share that may be paid on 8/15/14
$0.10 per share that may be paid on 11/14/14
•
An innovative offering model
•
Publicly-traded BDC premiums suggest potential for
share price appreciation
•
Potential special cash distributions
•
No longer an illiquid alternative
•
Compares well to other income-producing investments
•
Sets precedent for the BDC industry
•
Continued sponsor commitment
LISTING CONSIDERATIONS
2
3
5
4
1
1 There can be no assurance FSIC will list in this time frame or at all.
2 Terms of the FSIC tender offer, including size thereof, are subject to the discretion of FSIC’s board of directors.
3 Franklin Square Holdings, members of management of FSIC and Franklin Square Holdings and GSO Capital Partners do not intend to participate in the tender offer. There can be no assurance that Franklin Square, any member of management of FSIC and Franklin Square Holdings or GSO Capital Partners will purchase any  shares. Any such purchases may be conducted in open market transactions (which may include purchases pursuant to 10b5-1 plans), subject to restrictions under applicable law.
4 On March 31, 2014, FSIC’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of the regular cash distribution payable for April 2014. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
5 On March 31, 2014, FSIC’s board of directors expressed its intent to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and November 14,
2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively.
Up to $175 million being considered:
– $100 million by Franklin Square Holdings
– $25 million by members of management of
FSIC and Franklin Square Holdings
– $50 million by GSO Capital Partners

FSIC listing operational review

ACCOUNT FREEZE
Expected to begin approximately two weeks prior to listing.
DISTRIBUTION
REINVESTMENT
PLAN (DRP)
Will be terminated shortly prior to listing subject to the occurrence of a listing. After listing, a new DRP may be put into place so stockholders can again reinvest monthly distributions in additional shares of FSIC.
If the current DRP is terminated, pending the adoption of a new DRP, stockholders that had elected to participate in the current DRP will receive cash rather than shares in respect of any cash distribution declared by FSIC.
FRACTIONAL
SHARES
The mechanics required for transferring shares in order for FSIC to list will not accept fractional shares. If an investor owns any fractional shares in FSIC, FSIC expects to “round up” the number of fractional shares held by stockholders immediately prior to a listing to the nearest whole number of shares.

What should you do to prepare your clients for a listing?
2. Hold 3. Sell

1 FSIC and its advisors and representatives are not making any recommendation to you as to whether to tender or refrain from tendering your shares or regarding price or prices at which you may choose to tender your shares.  You are urged to discuss your decision with your tax and financial advisor.
1. Buy
BUY MORE SHARES HOLD SHARES SELL OR TENDER SHARES
Increases investment in FSIC without
an initial sales load
Same considerations as holding
•
•
Continued opportunity to receive
current income
Participate in potential special cash
distributions
•
•
Participate in potential market upside and
future growth of FSIC
Investment re-classified from alternative
to domestic equity
Ability to liquidate at time of your choosing
Not a taxable event
•
•
•
•
Loss of current income
Loss of opportunity to receive special cash
distributions
Loss of potential market upside and future
growth of FSIC
Open market sales subject to market volatility
Taxable event
•
•
•
•
•
• If necessary, move shares to brokerage
account, at advisor and investor’s
convenience
Buy additional shares at market price at
time of your choosing
•
If necessary, move shares to brokerage
account, at advisor and investor’s
convenience
• • Consult tax advisor
The post-listing tender offer, if any, will be
made only pursuant to an offer to purchase,
letter of transmittal and related materials (the
Tender Materials) that FSIC intends to
distribute to its stockholders and file with the
SEC.  The full details of the tender offer,
including complete instructions on how to
tender shares of common stock, will be
included in the Tender Materials, which FSIC
will distribute to stockholders and file with the
SEC upon the commencement of the tender
offer.
•
1

For additional information

FOR GENERAL FSIC QUESTIONS, CONTACT FRANKLIN SQUARE AT
877-628-8575, option 2
FRANKLIN SQUARE CLIENT SERVICES AT
877-628-8575, option 3
EMAIL
ASKFSIC@franklinsquare.com
WEB
Consult www.FSIClist.com